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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 2002

                               The Limited, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                                 Incorporation)

                1-8344                                     31-1029810
       (Commission File Number)                (IRS Employer Identification No.)

        Three Limited Parkway                                43216
             Columbus, OH
   (Address of Principal Executive                         (Zip Code)
               Offices)

                                 (614) 415-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events.

     Beginning on February 5, 2002 and continuing thereafter, a total of twelve separate lawsuits have been filed in the Delaware Court of Chancery on behalf of a purported class of public shareholders of Intimate Brands, Inc. ("Intimate Brands") relating to the announcement by The Limited, Inc. ("The Limited") that it was commencing an exchange offer for all of the outstanding shares of Class A common stock of Intimate Brands (the "Offer"). The Delaware actions are styled Harbor Finance Partners v. Kirwan, et al., C.A. No. 19380-NC; Sprina v. Intimate Brands, Inc., et al., C.A. No. 19381-NC; Vogel v. Gee, et al., C.A. No. 19382-NC; Helwig v. Wexner, et al., C.A. No. 19383-NC; Carco v. Intimate Brands, Inc., et al., C.A. No. 19384-NC; Griffith v. Intimate Brands, Inc., et al., C.A. No. 19385-NC; Hollingsworth v. Intimate Brands, Inc., et al., C.A. No. 19386-NC; Imecho v. Wexner, et LLC v. Gee, et al., C.A. No. 19389-NC; Zenderman v. Gee, et al., C.A. No. 19390-NC; and Lustman v. Wexner, et al., C.A. No. 19391-NC. A similar action was filed in the Ohio Court of Common Pleas in Franklin County, Ohio, styled Cameron v. Wexner, et al., Case No. 02-CVH-021342. The actions generally name as defendants The Limited, Intimate Brands and the members of Intimate Brands' board of directors, and generally allege that the consideration offered by The Limited to Intimate Brands' public shareholders in the Offer is inadequate and unfair and that The Limited and the individual defendants breached their fiduciary duties to Intimate Brands' public shareholders in formulating and making the Offer. The actions seek to proceed on behalf of a class of Intimate Brands shareholders other than the defendants, seek preliminary and permanent injunctive relief against the consummation of the Offer, seek monetary damages in an unspecified amount and seek recovery of plaintiffs' costs and attorneys' fees. On February 6, 2002, plaintiff in the Cameron action filed a motion seeking expedited production of documents in that action. The Limited and the other defendants have not yet had an opportunity to respond to that motion. These actions are in their earliest stages. The Limited believes the allegations are without merit and intends to defend against them vigorously.

     On February 7, 2002, The Limited issued a press release announcing its January sales results. The text of this press release is attached hereto as
Exhibit 99.1.

     On February 7, 2002, Intimate Brands issued a press release announcing its January sales results. The text of this press release is attached hereto as
Exhibit 99.2.


     Item 7. Financial Statements and Exhibits.

     (a) Exhibit 99.1    Press release announcing January sales results for
                         The Limited.

     (b) Exhibit 99.2    Press release announcing January sales results for
                         Intimate Brands, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              The Limited, Inc.


Date: February 7, 2002                        By /s/  SAMUEL P. FRIED
                                                 -------------------------------
                                                 Name:  Senior Samuel P. Fried
                                                 Title: Vice President and
                                                         General Counsel